UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2014

PetSmart, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-21888	94-3024325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)

(623) 580-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 19, 2014, PetSmart, Inc. issued a press release announcing its results for the second quarter ended August 3, 2014, entitled “PETSMART ANNOUNCES SECOND QUARTER 2014 RESULTS.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by PetSmart, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events

On August 19, 2014, PetSmart, Inc. also issued a press release regarding its determination to explore strategic alternatives for maximizing shareholder value. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release entitled “PetSmart Announces Second Quarter 2014 Results,” dated August 19, 2014.

99.2	Press Release entitled “PetSmart to Explore Strategic Alternatives For Maximizing Shareholder Value,” dated August 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetSmart, Inc.

Dated: August 19, 2014	By:	/s/ J. Dale Brunk
J. Dale Brunk Vice President, Deputy General Counsel, and Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release entitled “PetSmart Announces Second Quarter 2014 Results,” dated August 19, 2014.

99.2	Press Release entitled “PetSmart to Explore Strategic Alternatives For Maximizing Shareholder Value,” dated August 19, 2014.